POWER OF ATTORNEY


         We, the undersigned Trustees of The Preferred Group of Mutual Funds (the "Trust"), hereby severally constitute and appoint Ronald R. Rossmann and Fred L. Kaufman, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

          Signature                    Title                     Date

WILLIAM F. BAHL                       Trustee              October 23, 1997
William F. Bahl

JAMES F. MASTERSON                    Trustee              October 23, 1997
James F. Masterson

F. LYNN MCPHEETERS                    Trustee              October 23, 1997
F. Lynn McPheeters

GARY M. ANNA                          Trustee              October 23, 1997
Gary M. Anna

DIXIE L. MILLS                        Trustee              October 23, 1997
Dixie L. Mills


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


                                POWER OF ATTORNEY


         We, the undersigned officers of The Preferred Group of Mutual Funds (the "Trust"), hereby severally constitute and appoint Ronald R. Rossmann and Fred L. Kaufman, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

          SIGNATURE                   TITLE                        DATE

RONALD R. ROSSMANN                  President                October 24, 1997
Ronald R. Rossmann        (Principal Executive Officer)



FRED L. KAUFMAN           Treasurer and Vice President       October 24, 1997
Fred L. Kaufman             (Principal Financial and
                          Principal Accounting Officer)




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